                                                                    EXHIBIT 10.1

                               EMPLOYMENT CONTRACT
                               -------------------

BETWEEN:       BIOSYNTECH,  INC., a corporation duly incorporated under the laws of the State of  Nevada,  having  its head  office at 475  Armand
               Frappier  Blvd.,  Laval,   Province  of  Quebec,  H7V  4B3,  duly
               represented herein by Mr Amine Selmani,  Chairman of the Board of
               Directors, duly authorized as he so declares,

               (Hereinafter referred to as the "Company")

AND:           CLAUDE  LEDUC,  domiciled  and residing at 42,  Pleasant  Street,
               Marblehead, Massachusetts, USA, 01945.

               (Hereinafter referred to as the "Executive")

WHEREAS the Executive is presently employed as Director, Asia Pacific by Genzyme
Corporation, in Boston, Massachusetts, where he presently resides;

WHEREAS The Company  approached  the  Executive  to assume the position of Chief
Executive Officer and wishes to retain his services in that capacity;

WHEREAS the Executive represents that he possesses the necessary  qualifications and  experience  and  wishes to provide  the  Company  with the  benefit of such experience;

WHEREAS the Company  represents  that it will provide the necessary  latitude to the  Executive to assume fully his role as Chief  Executive  Officer and is in a position to honour its obligations and undertakings mentioned in this Agreement.

AND WHEREAS the parties wish to enter into a formal  Employment  Contract;

BOTH PARTIES HAVE AGREED AS FOLLOWS:

1.    PREAMBLE

      1.1.  The  preamble  forms part of this  agreement as if recited at length herein;

2     TERM

2.1   The  Company  hereby  agrees to employ the  Executive  as Chief  Executive
      Officer for the Company and on the representations and undertakings of the
      Company; the Executive agrees to accept such employment, all in accordance with the express terms, duties and obligations  hereinafter set forth. The

      Executive  will become an  Executive  of the Company as of the date of his choice, but no later than March 1, 2004 (the "Effective Date") and will be entitled  to the  rights  and  benefits  provided  by the  Company  to its employees.

2.1   Subject  to  Section  5, the  present  agreement  shall be for a period an indeterminate term starting on the Effective Date,  (hereinafter  referred to as the "Term")

3.    DUTIES

3.1   The Company will employ the Executive on a full time basis in the position of Chief  Executive  Officer  reporting  to the board of  directors of the
      Company  (the  "Board").  The  Executive  shall  carry out his  duties and exercise his powers in connection with the Company as the Board shall from time to time  reasonably  require and confer upon him; The Executive shall be given the necessary  latitude,  discretion  and power to adequately and properly discharge his duties and responsibilities;

3.2   The Executive shall, during the term of this agreement:

      a)    devote his full time and effort to the Company,  well and faithfully serve the Company and use his best efforts,  talents and  endeavours to promote the interest of the Company; and

      b)    carry out such other duties as may be from time to time, assigned to him by the Board.

3.3   The  Executive  shall not  without  prior  written  consent of the Company fulfill a paid function or a time-consuming  non-paid  function on his own behalf or that of third parties;

3.4   The Executive may continue his  engagement as an Advisory  board member of both Horizon Sciences & Technologies and Norvision Therapeutics Inc.

4     COMPENSATION

The Executive  shall be entitled to an annual salary of $170,000 Can. The salary
will  be  reviewed  annually  by  the  Compensation   Committee  of  the  Board.
Performance  bonuses of 30-50% of annual  salary  may,  subject to the terms and conditions  of the  Investor Rights  Agreement  by and  between  the  Company and certain of its  shareholders  dated June 26, 2002,  be paid to the  Executive in accordance to the yearly  objectives set by the  Compensation  Committee and the yearly business plan adopted by the Board.

The Executive shall be entitled to four weeks paid vacation. Additional vacation allotments up to a maximum of an additional two weeks shall be determined by the
Board.  The Executive  shall  participate  in all  executive  benefit plans (the
"Executive Benefits") which the Company may provide,  including medical/hospital and extended  health care benefits and life  insurance.  These plans provided to the  Executive  will be at least  equivalent  with those  provided  to the other
Executives of the Company. The Company reserves the right to unilaterally revise the terms of the  Executive  Benefits.  Executive  Benefits  will be provided in accordance  with the formal  plan  documents  or  policies  and any issues  with respect  to  entitlement  or  payment  of  benefits  under any of the  Executive
Benefits  will  be  governed  by  the  terms  of  such   documents  or  policies
establishing the benefit in issue.

                                       2

The Company will reimburse the Executive for any reasonable  expense incurred in connection  with his duties under this  Agreement,  provided  that the Executive provides  to the  Company in a timely  manner an  itemized  written  account and receipts acceptable to the Company and the Board's Audit Committee in accordance with the policies  established  from time to time by the Company.

The Executive shall be entitled to a car allowance of $1,000 per month.

The  Executive  shall be  granted  options  to  acquire  900,000  shares  of the
Company's  common stock under the Company's stock options plan, at their closing price on the business day prior to the date of ratification of this agreement by the Board,  of which  250,000  will vest  immediately,  250,000 will vest on the first  anniversary  of the  Effective  Date,  200,000  will  vest on the  second anniversary of the Effective Date and 200,000 will vest on the third anniversary of the Effective  Date.  Notwithstanding  the foregoing,  all of the Executive's options shall vest ipso facto in the event of a take-over bid which results in a change in the control of the Company

5     RESTRICTIVE COVENANTS

5.1   The Company  acknowledges that the Executive is bound by  confidentiality, nonsolicitation,  non-competition and intellectual property agreement with
      Genzyme Corporation and the Company will not cause the Executive to breach the terms and conditions of the agreement.

5.2   The Executive  believes  that he is not in breach of the  confidentiality, non-solicitation, non-competition and intellectual property agreement with
      Genzyme Corporation by accepting employment by the Company.

5.3   The Executive  acknowledges  that as a result of his  employment,  he will
      have  access  to   confidential   information   of  the  Company  and  its
      subsidiaries  (collectively  the "BSY Group") which is highly important to the Company. Such confidential  information  includes,  but is not limited to, all present and future technical knowledge, unpatented or unpatentable inventions,  manufacturing  and trade  secrets,  processes,  manufacturing procedures, methods, discoveries, concepts, formulas, techniques, systems,
      data,  results,  drawings,   algorithms,   models,  prototypes,   products
      developed  by and for the BSY  Group,  in  whatever  form,  codes,  ideas, designs, integrated circuit topographies, trademarks, copyrights, business information relating to inventions or products,  research and development,
      strategies  and  methods  which  are  not  standard  industry   practices,
      proposals, industrial skills, operating and testing procedures, production processes,  finances,  customers,  marketing,  and future  business  plans
      (hereinafter referred to as the "Confidential Information").

      The  Executive  agrees that he will  maintain in  confidence  and will not disclose or make use of,  other than for the benefit of the BSY Group,  at any time  during or after  the term of his  employment  with the  Company, without  the  prior  written  consent  of the  Company,  any  Confidential
      Information  whether or not the Confidential  Information is in writing or in any other form.

      Upon  termination  of his  employment or upon request by the Company,  the
      Executive  will  deliver to the Company  any and all written and  tangible

                                      -3-

      material in the  Executive's  possession  incorporating  the  Confidential
      Information or otherwise relating to the BSY Group's business.

      This obligation with respect to the  Confidential  Information  extends to information  belonging to the customers and suppliers of the BSY Group, or persons or entities who license  Confidential  Information  or  technology rights  from  or to the  BSY  Group,  and  who  may  have  disclosed  such information to the Executive.

5.4   Subject to article 2095 of the Quebec  Civil Code,  the  Executive  agrees with and for the benefit of the Company  that during his  employment  with the  Company  and for a period  of  twelve  (12)  months  from the date of termination of his employment, however caused, he will not for any reason, directly or  indirectly,  either as an individual or as a partner or joint venturer or as an employee,  principal,  consultant,  agent,  shareholder,
      (excluding  ownership by the  Executive,  as a passive  investment of less than one percent (1%) of the  outstanding  shares of capital  stock of any entity with one or more classes of its capital  stock listed on a Security
      Exchange  or  publicly  traded in the over the  counter  market)  officer, director, or salesperson for any person, firm, association,  organization, syndicate,  company or  corporation,  or in any other  manner carry on, be engaged  in,  concerned  with,  interested  in,  advise,  lend  money  to, guarantee the debts or obligations  of, permit his or her name or any part of it to be used or employed by any person,  business,  firm, association, syndicate,  company, organization or corporation concerned with or engaged or interested in a business which  manufactures or sells the same products as the company within the geographical area of Canada.

5.5   Should the Executive  cease to be an officer,  director or employee of the
      Company,  he shall  immediately  provide the Board with a sworn  statement identifying  any and all of the  business  and  research  and  development prospects  of  which he is aware  at that  point in time.  Throughout  the employment  period and for a period of one year thereafter,  the Executive agrees  that,  directly  or  indirectly,  he will not  solicit  any person employed  by the BSY Group to leave the BSY Group or employ or solicit for employment  any person who is, at the time of employment or  solicitation, employed  by the BSY Group or who was in the  employment  of the BSY Group during the twenty-four  month period preceding the date of the termination of his employment.

5.6   Subject  to  article  2095  of  the  Quebec  Civil  Code,   the  Executive
      acknowledges  that any  violation of the  provisions of this Section 4 may cause irreparable harm to the Company and that damages are not an adequate remedy.  Therefore,  the  Executive  agrees  that  the  Company  shall  be entitled,  in  addition  to all other  rights  provided  by law or by this agreement,  to obtain an  injunction  to prevent the Executive or a person acting on his behalf,  from  violating  these  provisions.  The  Executive hereby  agrees  that all  restrictions  contained  in this  Section  5 are reasonable and will not prevent the Executive from earning his living.

5.7   The  Executive  hereby  assigns  to the  Company,  and  confirms  that the
      Executive  has assigned all of his rights,  title and interest  throughout the world in and to any invention,  copyright,  design, integrated circuit topography,  discovery, improvement to any of the BSY Group's products and any other  intellectual  property rights developed by the Executive during the course of his employment  with the Company and for a period of one (1)
      year thereafter.  The Executive hereby waives his moral rights in all work created by the  Executive  during the  course of his  employment  with the
      Company.

                                      -4-

5.8   Upon request by the Company,  the Executive shall execute and deliver such
      additional  or  further   documents,   assignments,   concepts  and  other
      instrument  as the  Company  may  reasonably  request  for the  purpose of effectively carrying out this agreement including without limitation,  any instruments  deemed  necessary by the Company to register any intellectual property  rights in the  Company's  name or to  protect  or to defend  its rights on such intellectual property.

5.9   If any  part of  clause  of this  Article  5 be  determined  to be void or unenforceable  in whole or in part,  it shall not be deemed to affect  the validity  of the  remainder  thereof,  each part or clause  being  thereby declared separate and distinct  covenants.  In the event this covenant not to compete  shall be determined by any Court to be too broad in geographic restriction,  or too broad in scope, or to endure for too long a period of time, the Executive agrees that said covenant not to compete shall be only for such  geographical  area,  scope and period of time  reasonable in the circumstances.

6     TERMINATION

6.1   The Company may by written notice  terminate this Agreement with immediate effect if:

      A)    the Executive becomes substantially disabled or incapacitated and is unable to perform his duties and  obligations  under this  Agreement for a period of six months in any twenty-four month period; or

      B)    without  Cause,   by  giving  the  Executive  a  written  notice  of
            termination  and  delivering his full  compensation  for a period of twelve months paid in twelve monthly instalments;

6.2   The  Company  may  terminate  this  Agreement  with  Cause by  giving  the
      Executive a written notice of termination. Upon termination with Cause the
      Executive is not entitled to any indemnity;

6.3   "Cause" includes, without limitation:

      A)    Executive's  material  breach of any provision of this Agreement and his failure to cure that breach  after  having been given  notice in writing and a reasonable opportunity to cure the breach specified in the notice;

      B)    Without  limiting the  generality of  subparagraph  a),  Executive's breach of the restrictive covenants set forth in section 5;

      C)    Executive's acting or failing to act that causes serious harm to the
            Company or any of its affiliates' standing, reputation,  business or financial condition, provided that such act or failure to act is not in  accordance  with the  instructions  or  directions  given to the
            Executive by the Board,  and  provided  that the  Executive  was not acting in the best interest of the Company;

      D)    Executive  being charged with a crime or offence that would,  in the judgement of the Board,  impair  Executive's  ability to perform his duties and discharge his responsibilities under this Agreement;

                                      -5-

      E)    Executive acting dishonestly,  disloyally with regard to the Company or Executive's  violation of any rules,  or being charged with fraud or violating any law or order having a material  negative  impact on the Company;

      F)    Executive's insubordination;

      G)    The voluntary or involuntary bankruptcy of Executive; and

      H)    The Executive  concealing  from the Board any fact which is material to the Company, its business or its financial position.

7     FULL FORCE AND EFFECT

7.1   In the  event  where  any  one of the  provisions  of  this  Agreement  is considered  invalid by a competent  court in Quebec,  the  parties  hereto agree that the  remainder of this  Agreement  shall  continue to have full force and effect.

8     APPLICABLE LAW

8.1   This Agreement  shall be governed by and construed in accordance  with the laws of Quebec.  Any dispute  arising  between the parties hereto shall be referred to the competent court in Quebec.

9     NOTICE

9.1   The addresses of the parties for notice purposes are as follows:

         BIOSYNTECH INC.
         475 Armand Frappier Blvd. Laval,
         Quebec, H7V 4B3

      Attention : the Chairman

         CLAUDE LEDUC
         42, Pleasant Street Marblehead,
         Massachusetts USA, 01945

or such other  address  as may be given by either  party to the other in writing from time to time, all notices shall be sent by registered  mail postage prepaid or by personal delivery;

10    LANGUAGE

10.1  La presente  convention a ete redigee en anglais a la demande des parties,
      This agreement has been drafted in English at the request of all parties.

                                      -6-

            IN WITNESS  WHEREOF the parties  have duly signed this  Agreement in three counterparts on December 23, 2003.

                                        BIOSYNTHEC, INC.

                              /s/ Amine Selmani
                              -----------------------------------------
                              Per: Amine Selmani, Chairman of the Board

                              /s/ Claude LeDuc
                              -----------------------------------------
                              Claude LeDuc